UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2015
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   Barbara Yastine, Chief Executive Officer and President of Ally Bank, the commercial bank subsidiary of Ally Financial Inc. (“Ally”), has announced her intention to leave Ally to pursue other opportunities, but has agreed to remain on until June 19, 2015 to assist Ally with the transition of her role.  She will receive compensation equal to her current total compensation rate until her departure date.  The Ally press release announcing this change is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

(e)   In connection with the emergence of Ally from the Troubled Assets Relief Program (“TARP”) at the end of 2014, Ally will implement a more customary executive compensation program beginning in 2015, which will emphasize incentive-based remuneration opportunities tied to sustainable performance results.  For each of our executive officers the new program is expected to include cash base salary, an annual cash incentive opportunity and long-term equity-based incentives.

On March 18, 2015, the Compensation, Nominating and Governance Committee of the Board of Directors of Ally (the “Committee”) approved the discontinuation, effective as of the payroll period starting on March 13, 2015, of the TARP practice of the award of vested Deferred Stock Units (“DSUs”) as a component of executive officer base compensation and also approved the cash base salaries for Ally’s executive officers.  The annual cash base salaries approved for our named executive officers effective March 13, 2015 are: Jeffrey Brown (CEO) – $1,000,000; Christopher A. Halmy (CFO) – $600,000; and William Solomon – $500,000.

To provide alignment with Shareholders as well as appropriate retention incentives during this critical period as Ally transitions out of TARP and into its new compensation program, effective March 18, 2015 the Committee authorized special one-time Ally LEADer Equity Participation awards (“ALEP Awards”) under the Ally Financial Inc. 2014 Incentive Compensation Plan (the “Plan”) for certain executive officers.  These ALEP Awards will vest in 25% increments on March 18 of each of 2016, 2017, 2018 and 2019, subject to the generally applicable vesting and settlement conditions under the Plan.  The number of shares covered by the ALEP Awards granted to our named executive officers is: Jeffrey Brown – 236,407 shares; Christopher A. Halmy – 106,383 shares; and William Solomon – 47,282 shares.  The foregoing summary of the ALEP Awards is qualified in its entirety by the Plan (filed as Exhibit 3.6 to Ally’s Current Report on Form 8-K, dated as of March 14, 2014 (Commission File No. 011-03754)), and the forms of award letter relating to such awards, which are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01    Financial Statements and Other Exhibits.

Exhibit No.	Description
99.1	Ally press release regarding resignation of Barbara Yastine, President of Ally Bank
99.2	Form of Ally LEADer Equity Participation (“ALEP”) Award for Messrs. Brown and Halmy
99.3	Form of Ally LEADer Equity Participation (“ALEP”) Award for Mr. Solomon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	March 20, 2015	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller